EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

THE COAST DISTRIBUTION SYSTEM, INC.

Annual Report on Form 10-K

for the Year ended December 31, 2014

In connection with the accompanying Annual Report on Form 10-K of The Coast Distribution System, Inc. (the “Company”), for the year ended December 31, 2014, as filed with the Securities and Exchange Commission as of the date hereof (the “Annual Report”), I, Sandra A. Knell, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015	/s/ SANDRA A. KNELL
Sandra A. Knell
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to The Coast Distribution System Inc. and will be retained by The Coast Distribution System Inc. and furnished to the Securities and Exchange Commission or its staff upon request.